BLACKROCK FUNDSSM

BlackRock Global Equity Absolute Return Fund

(the “Fund”)

Supplement dated July 19, 2023 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated July 29, 2022, as supplemented to date

Effective August 31, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Global Equity Absolute Return Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Global Equity Absolute Return Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Gareth Williams, CFA	2021	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Gareth Williams, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Gareth Williams, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2012; Associate of BlackRock, Inc. from 2008 to 2009.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund — Prior Performance of the Adviser” is deleted in its entirety and replaced with the following:

Gareth Williams, CFA, of BlackRock is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Williams is the portfolio manager that is responsible for managing the UCITS, which has investment objectives, policies and strategies substantially similar in all material respects to those of the Fund, except as noted below. Mr. Williams has been a portfolio manager of the UCITS since its inception on December 12, 2018.

Shareholders should retain this Supplement for future reference.